Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Schmitt Industries, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended February 28, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, James A. Fitzhenry and Jeffrey T Siegal, President and Chief Executive Officer and Chief Financial Officer and Treasurer, respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James A. Fitzhenry

James A. Fitzhenry

President and Chief Executive Officer

April 9, 2013

/s/ Jeffrey T Siegal

Jeffrey T Siegal

Chief Financial Officer and Treasurer

April 9, 2013